UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2005

CITY HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-17733

West Virginia	55-0169957
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, WV 25313

(Address of Principal Executive Offices, Including Zip Code)

304-769-1100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On April 15, 2005, City Holding Company (“the Company”) issued a news release, attached as Exhibit 99, announcing the Company’s first quarter 2005 earnings. Furnished as Exhibit 99 and incorporated herein by reference is the news release issued by the Company announcing its first quarter 2005 earnings.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99	News Release issued on April 15, 2005

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: April 15, 2005	City Holding Company

	By:	/s/ Charles R. Hageboeck
Charles R. Hageboeck
President and Chief Executive Officer